Borrowings	12 Months Ended
Dec. 31, 2012
Borrowings [Abstract]
BORROWINGS [Text Block]
NOTE 11 - BORROWINGS
Borrowings as of December 31, 2012 and 2011 consist of the following:

	December 31, 2012	December 31, 2011
Credit facility	$299,709	$326,050
Less current portion	(23,727)	(36,700)

Total long term borrowings	$275,982	$289,350

As of December 31, 2012, all of our facilities were fully drawn and the total borrowings under the credit facilities amounted to $299,709. Navios Partners has no undrawn available facilities. Both facilities require compliance with certain financial covenants. As of December 31, 2012, Navios Partners was in compliance with the financial covenants of its credit facilities.
On July 31, 2012, Navios Partners entered into the July 2012 Credit Facility for $290,450. The July 2012 Credit Facility was entered into to refinance and merge Navios Partners' two existing facilities consisting of the Credit Facility, as amended, and the May 2011 Credit Facility. The July 2012 Credit Facility matures on November 30, 2017. In December 2012, Navios Partners amended the July 2012 Credit Facility to prepay $24,600. The prepayment will be applied in partial settlement of the next installments. As of December 31, 2012 the outstanding balance was $256,634 and is repayable in 20 installments in various amounts during the term of the July 2012 Credit Facility consisting of $5,006 (five quarterly installments), $6,967 (13 quarterly installments) and $11,829 (two quarterly installments) with a final payment of $117,375. The July 2012 Credit Facility bears interest at rates ranging from 180 to 205 bps per annum (depending on the loan amount compared to the security value) plus, depending on the length of the interest period, either LIBOR or the actual cost of funds. The refinancing of this facility was accounted for as debt modification in accordance with ASC470 Debt.
On August 8, 2012, Navios Partners entered into the August 2012 Credit Facility, and borrowed an amount of $44,000 to partially finance the acquisitions of the Navios Buena Ventura, the Navios Helios and the Navios Soleil. The August 2012 Credit Facility matures on February 9, 2018 and is repayable in 22 equal quarterly installments of $925 each with a final balloon payment of $23,650 to be repaid on the last repayment date. The August 2012 Credit Facility bears interest at a rate of LIBOR plus 350 bps.
Amounts drawn under the facilities are secured by first preferred mortgages on Navios Partners' vessels and other collateral and are guaranteed by each vessel-owning subsidiary. The credit facilities contain a number of restrictive covenants that prohibit or limit Navios Partners from, among other things: incurring or guaranteeing indebtedness; entering into affiliate transactions; charging, pledging or encumbering the vessels; changing the flag, class, management or ownership of Navios Partners' vessels; changing the commercial and technical management of Navios Partners' vessels; selling or changing the beneficial ownership or control of Navios Partners' vessels; and subordinating the obligations under the credit facilities to any general and administrative costs relating to the vessels, including the fixed daily fee payable under the management agreement. The credit facilities also require Navios Partners to comply with the ISM Code and ISPS Code and to maintain valid safety management certificates and documents of compliance at all times. The credit facilities also require compliance with a number of financial covenants of Navios Partners, including Net Worth, debt coverage ratios and minimum liquidity. It is an event of default under the loan facilities if such covenants are not complied with.
The maturity table below reflects the principal payments due under its credit facilities for the 12-month periods ended December 31:

Year	Amount
2013	$23,727
2014	34,469
2015	31,567
2016	36,429
2017	148,942
2018 and thereafter	24,575

$299,709